EXHIBIT 10.9

OMNIBUS CONSENT AND AGREEMENT RE RESTRUCTURING

THIS OMNIBUS CONSENT AND AGREEMENT RE RESTRUCTURING (this “Agreement”) is dated as of May 6, 2012 and is entered into by and among DIGITAL DOMAIN MEDIA GROUP, INC., a Florida corporation (“Borrower”), and COMVEST CAPITAL II, L.P., a Delaware limited partnership (“Comvest”).

W I T N E S S E T H:

WHEREAS, the Borrower and Comvest are parties to that certain Credit Agreement dated as of June 30, 2011, as amended or otherwise modified to date (the “Revolving Credit Agreement”), the Second Amended and Restated Term Loan Agreement dated as of November 24, 2010, as amended or otherwise modified to date (the “Term Credit Agreement”), and that certain Convertible Note issued on June 30, 2006 as amended or otherwise modified to date (the “Convertible Note”; together with the Revolving Credit Agreement and the Term Credit Agreement, the “Applicable Documents” and each an “Applicable Document”).  Capitalized terms not otherwise defined herein are used herein as defined in the Revolving Credit Agreement.

WHEREAS, the Borrower previously requested, and continues to request, that Comvest (i) consent to (x) the senior secured convertible note facility to be provided by Tenor Opportunity Master Fund, Ltd. (“Tenor”) and Hudson Bay Master Fund Ltd. (“Hudson”), in the form of a Securities Purchase Agreement among Tenor, Hudson Bay and the other “Buyers” party thereto and the Borrower to be entered into around the date hereof (the “Senior Securities Purchase Agreement”) and (y) the Notes (as defined in the Senior Securities Purchase Agreement, the “Senior Notes”); (ii) agree to subordinate the Remaining Principal, as defined in Section 4(c), (along with the related Liens securing such indebtedness) to the indebtedness (along with the related Liens securing such indebtedness) owing under the Senior Notes, pursuant to, and to the extent provided in, that certain Subordination and Intercreditor Agreement to be entered into around the date hereof among Hudson Bay, as First Lien Collateral Agent, Comvest, as Subordinated Creditor, and the Borrower (the “Tenor Subordination Agreement”); and (iii) agree to restructure the Applicable Documents as provided for in the Debt Exchange Agreement to be entered into around the date hereof between Comvest and the Borrower (the “Subordinated Debt Exchange Agreement”). Collectively, the Note, as defined in the Subordinated Debt Exchange Agreement, (the “Subordinated Note”), the other Transaction Documents, as defined as defined in the Subordinated Debt Exchange Agreement, (the “Subordinated Transaction Documents”) and the Subordinated Debt Exchange Agreement, are the, the “Subordinated Exchanged Documents”).  The items described in the foregoing clauses (i), (ii) and (iii) are collectively referred to herein as the “Requested Restructure”; and

WHEREAS, without the consent of Comvest, the Requested Restructure would not be permitted under any of the Applicable Documents.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.             Consent to Requested Restructure. In reliance upon the representations and warranties set forth in Section 3 below, and subject to the conditions to effectiveness set forth in Section 4 below, Comvest hereby consents to the Requested Restructure.

2.             Restructured Comvest Investment / Termination of Applicable Documents and Textor Guaranty.  In reliance upon the representations and warranties set forth in Section 3 below, and subject to the conditions to effectiveness set forth in Section 4 below, (i) the proceeds of the Loan Paydown (as defined below) shall be applied by Comvest upon receipt by Comvest to repay in full the principal balance of the Revolving Loans and the Convertible Note each owing to Comvest as of the date hereof, and as partial repayment to the Lydian Loan (as defined in the Term Loan Agreement) owing to Comvest such that the outstanding principal balance of the Lydian Loan owing to Comvest on the date hereof has been reduced to the Remaining Principal (as defined below), (ii) the Remaining Principal shall be exchanged and continue under the Subordinated Debt Exchange Agreement, the Subordinated Note and the other Subordinated Transaction Documents and all existing Liens granted (along with all existing Collateral Documents), and all existing guarantees issued (except as provided below in this Section 2 with respect to the Textor Guaranty, as defined in the Term Credit Agreement) at any time in favor of Comvest (in whatever capacity) in connection with the Applicable Documents shall continue to remain in full force and effect and secure and guaranty amounts owing to Comvest under the Subordinated Debt Exchange Agreement, the Subordinated Note and the other Subordinated Transaction Documents, and (iii) after giving effect to the foregoing clauses (i) and (ii), each of the Textor Guaranty (as defined in the Term Credit Agreement) and the Applicable Documents shall be terminated, other than expense and indemnification provisions in favor of Comvest and other terms and conditions in favor of Comvest that expressly survive termination and/or repayment.

Notwithstanding the foregoing, if Comvest is required to disgorge any proceeds of collateral, payment or other amount received by Comvest (whether because such proceeds, payment or other amount is invalidated, declared to be fraudulent or preferential or otherwise) or turn over or otherwise pay any amount (a “Recovery”) to the estate or to any creditor or representative of the Borrower or any other Person in connection with any item pertaining to the Applicable Documents, then to the extent of such Recovery, all obligations originally owing to Comvest pertaining to the Applicable Documents by each applicable Person, along with the Applicable Documents and the other Applicable Loans Documents all related guarantees, automatically shall be reinstated (to the extent of such Recovery) as if such obligations had never been paid and such items have never been terminated.  The foregoing sentence shall not apply to the Textor Guaranty (as defined in the Term Credit Agreement)

3.             Representations and Warranties.  Borrower and each other Loan Party (by such other Loan Party’s execution and delivery of the attached Consent and Reaffirmation) hereby represents and warrants to Comvest that as of the date hereof, both before and after giving effect to this Agreement and the transactions contemplated thereby:

(a)   The execution, delivery and performance of this Agreement, the Consent and Reaffirmation attached hereto by the Borrower, the other Loan Parties and any of their respective Affiliates, and the consummation of the transactions contemplated hereby, are within each such Person’s powers, have been duly authorized by all necessary action, and do not (i) contravene any such Person’s organizational documents, (ii) violate any law, rule, regulation (including, without limitation, Regulation U of the Board of Governors or the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease, or other instrument binding on or affecting such Person, any of its Subsidiaries or any of their properties, or (iv) result in or require the creation or imposition of any Lien or with respect to any of the properties of any such Person or any of its Subsidiaries.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) due execution, delivery, recordation, filing or performance by any Loan Party of any Applicable Document or any other Loan Document (the Loan Documents, as defined in each of the Applicable Documents, are hereinafter referred to as the “Applicable Loan Documents”) (including without limitation this Agreement and the Consent and Reaffirmation attached hereto) to which it is a party, or

2

for the consummation of the transactions contemplated by this Agreement and the Consent and Reaffirmation attached hereto.  This Agreement and the Consent and Reaffirmation attached hereto have been duly executed and delivered by each Loan Party thereto.  This Agreement and the Consent and Reaffirmation attached hereto is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy and/or insolvency laws and/or the rights of creditors generally;

(b)   Borrower and each other Loan Party currently are in full compliance with each Subordinated Exchange Documents.  No Default or Event of Default under, and as defined in, each Subordinated Exchange Document shall be in existence immediately after giving effect to this Agreement or shall be caused by the transactions contemplated by this Agreement; and

(c)   The representations and warranties set forth in each Subordinated Exchange Document are true and correct in all material respects as of the date hereof.

4.             Conditions Precedent to Effectiveness.  The effectiveness of this Agreement is subject to the prior or concurrent satisfaction of each of the following conditions (which unless extended in writing by Comvest in its sole and absolute discretion would need to be satisfied no later than May 10, 2012), except to the extent waived by Comvest (which waiver by Comvest may be made with our without notice to the Borrower):

(a)   Comvest shall have received a copy of this Agreement executed by Borrower and Comvest;

(b)   Comvest shall have received a copy of the Consent and Reaffirmation attached hereto executed by each Loan Party (other than the Borrower) and John Textor (“Textor”);

(c)   Comvest shall have received on the date hereof from the Borrower payments in cash (without withholding or offset of any kind whatsoever) in an amount equal to (i)  $19,500,000 (plus all outstanding interest, fees and expenses owing to Comvest, estimates of such are included on Exhibit B hereto) under the Applicable Documents such that the aggregate outstanding principal balance owing to Comvest under the Applicable Documents is reduced to $8,000,000 on the date hereof (the “Remaining Principal”, and such payment, the “Loan Paydown”) and (ii) $2,500,000 to repurchase a portion of the warrant shares under the Comvest Warrant (with Comvest retaining 145,000 warrant shares);

(d)   Borrower shall have paid all fees, costs and expenses owing as of the date hereof to Goldberg Kohn Ltd. and Getzler Henrich in connection with the Applicable Documents and the transactions contemplated hereby;

(e)   Comvest shall have received fully executed copies of Senior Securities Purchase Agreement, the Senior Notes, the Tenor Subordination Agreement, Subordinated Debt Exchange Agreement, the Subordinated Note and all other items listed on each of the Closing Checklists attached hereto Exhibit A (other than the items highlighted in yellow therein which are expressly designated as post-closing deliveries), and all other items required by Comvest, in each case which must be in form and substance satisfactory to Comvest and all closing conditions thereunder must be satisfied;

(f)    All proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Comvest and its legal counsel; and

3

(g)   No Default or Event of Default under, and as defined in, any Subordinated Exchange Document shall have occurred and be continuing or shall be caused by the transactions contemplated by this Agreement after giving effect to this Agreement.

5.             Reserved.

6.             Acknowledgements of the Loan Parties.

(a)   The Borrower and each other Loan Party (by such other Loan Party’s execution and delivery of the attached Consent and Reaffirmation) acknowledges that notwithstanding the terms of Sections 1 or 2 above or otherwise, the terms of this Agreement shall not constitute a course of dealing among the parties hereto.

(b)   Borrower and each other Loan Party (by such other Loan Party’s execution and delivery of the attached Consent and Reaffirmation) hereby acknowledges, confirms and agrees that immediately after giving effect to this Agreement, Borrower is indebted to Comvest for the Remaining Principal which will be owing under the Subordinated Exchanged Documents upon the full effectiveness of this Agreement.  Each Borrower and each other Loan Party (by such other Loan Party’s execution and delivery of the attached Consent and Reaffirmation) hereby acknowledges, confirms and agrees that (i) all such loans, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Borrower and the Loan Parties to Comvest pursuant to the terms of the Applicable Loan Documents, are unconditionally owing by Borrower (and guaranteed by the other Loan Parties party hereto) to Comvest and are secured by valid perfected Liens on substantially all of the personal property of the Borrower and the Loan Parties (other than any Loan Party incorporated solely outside of the United States of America) and (ii) no right of offset, defense or counterclaim of any kind, nature or description whatsoever exists with respect to such obligations or with respect to any items subject to the Loan Paydown or the Comvest Warrant on the date hereof.

7.             Release; Covenant Not to Sue. Borrower, each other Loan Party and Textor (by such other Loan Party’s and by Textor’s execution and delivery of the attached Consent and Reaffirmation) hereby absolutely and unconditionally release and forever discharge Comvest its Affiliates and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, investors, advisors, insurers, indemnitors, attorneys, successors and assigns thereof, together with all of the present and former directors, officers, agents, consultants and employees of any of the foregoing (each a “Releasee” and collectively the “Releasees”), of and from any and all actual or potential claims, demands or causes of action of any kind, nature or description whatsoever, whether arising in law or equity or under contract or tort or under any state or federal law or otherwise which Borrower, any Loan Party and/or Textor has had, now has or has made claim to have against any Releasee for or by reason of any act, omission, matter, cause or thing whatsoever (each a “Claim” and collectively, “Claims”) arising from the beginning of time to and including the date of this Agreement, whether such Claims are matured or unmatured or known or unknown.  Borrower, each other Loan Party and Textor (by such other Loan Party’s and by Textor’s execution and delivery of the attached Consent and Reaffirmation), on behalf of itself and its successors, assigns, heirs, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it/he will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower, any Loan Party or Textor pursuant to this Agreement.  If Borrower, any other Loan Party or Textor or any of their successors, assigns, heirs or other legal representations violates the foregoing covenant, Borrower, each other Loan Party and Textor (by such other Loan Party’s and by Textor’s execution and delivery of the attached Consent and Reaffirmation attached hereto), for itself/himself and its/his successors, assigns,

4

heirs and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

8.             Miscellaneous.

(a)   Reference to Applicable Loan Documents.  Each reference in each Applicable Loan Document to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in each Applicable Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to any Applicable Loan Document, shall mean and be a reference to the applicable Applicable Loan Document as amended by this Agreement.

(b)   Costs and Expenses.  Borrower acknowledges that Section 8.04 of each of the Revolving Credit Agreement and the Term Credit Agreement applies to this Agreement and the transactions, agreements and documents contemplated hereunder.  In addition, Borrower agrees to pay all costs and expenses of any consultant engaged by Comvest at any time with respect to the Loan Parties or Comvest’s interests in the Loan Parties and the Obligations of the Loan Parties under the Applicable Loan Documents.

(c)   Reviewed by Attorneys.  Borrower and each other Loan Party (by such other Loan Party’s execution and delivery of the attached Consent and Reaffirmation) represents and warrants to Comvest that it (i) understands fully the terms of this Agreement and the transactions contemplated hereby and the consequences of the execution and delivery of this Agreement and the transactions contemplated hereby, (ii) has been afforded an opportunity to discuss this Agreement and the transactions contemplated hereby with, and have this Agreement and the transactions contemplated hereby reviewed by, such attorneys and other Persons as Borrower and each such other Loan Party may wish, and (iii) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person.  The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

(d)   Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.  Receipt by telecopy or email (including without limitation PDF) of any executed signature page to this Agreement or any other documents executed and delivered in connection herewith shall constitute effective delivery of such signature page.

(e)   Severability.  The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

(f)    Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT 5-1401 OF THE NEW YORK

5

GENERAL OBLIGATION LAW).  FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AGREEMENT WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

(g)   Forum Selection; Consent to Jurisdiction; Service of Process.  ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO (INCLUDING WITHOUT LIMITATION ANY APPLICABLE DOCUMENT OR ANY OTHER APPLICABLE LOAN DOCUMENT) SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSENT AND REAFFIRMATION ATTACHED HERETO, BORROWER, EACH OTHER LOAN PARTY AND TEXTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFOREMENTIONED COURTS.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSENT AND REAFFIRMATION ATTACHED HERETO, BORROWER, EACH OTHER LOAN PARTY AND TEXTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR BASED ON UPON 28 U.S.C. § 1404, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING AND ADJUDICATION OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

BY EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSENT AND REAFFIRMATION ATTACHED HERETO, BORROWER, EACH OTHER LOAN PARTY AND TEXTOR HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS FOR NOTICES AS SET FORTH ON THE SIGNATURE PAGE HERETO, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF COMVEST TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(h)   Waiver of Jury Trial.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSENT AND REAFFIRMATION ATTACHED HERETO, BORROWER, EACH OTHER LOAN PARTY AND TEXTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, ANY APPLICABLE DOUCMENT OR ANY OTHER APPLICABLE LOAN DOCUMENT, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN

6

CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSENT AND REAFFIRMATION ATTACHED HERETO, BORROWER, EACH OTHER LOAN PARTY AND TEXTOR HEREBY CERTIFIES THAT NO OFFICER, REPRESENTATIVE OF COMVEST OR ATTORNEY OF COMVEST HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT COMVEST WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSENT AND REAFFIRMATION ATTACHED HERETO, BORROWER, EACH OTHER LOAN PARTY AND TEXTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR COMVEST ENTERING INTO THIS AGREEMENT.

[Signature Pages Follow]

7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

DIGITAL DOMAIN MEDIA GROUP, INC.

By:	/s/ John C. Textor
Name:	John C. Textor
Title:	Chief Executive Officer

Signature Page to Omnibus Consent and Agreement re Restructuring

COMVEST CAPITAL II, L.P

By:	ComVest Capital II Partners L.P.,
its General Partner

By:	ComVest Capital II Partners UGP, LLC
its General Partner

By:	/s/ Robert A. O’Sullivan
Name:	Robert A. O’Sullivan
Title:	Managing Partner

Signature Page to Omnibus Consent and Agreement re Restructuring

CONSENT AND REAFFIRMATION

Each of the undersigned, hereby (i) acknowledges receipt of a copy of the foregoing Omnibus Consent and Agreement re Restructuring (the “Agreement”); (ii) consents to Borrower’s execution and delivery of the Agreement; (iii) agrees to be bound by the Agreement; and (iv) affirms that, except as expressly set forth in the Agreement, nothing contained in the Agreement shall modify in any respect whatsoever any Applicable Loan Document to which it is a party; and (v) reaffirms that all Applicable Loan Documents (except extent such documents have been terminated in accordance with Section 2 of the Agreement)  to which it is a party shall continue to remain in full force and effect.  Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that Comvest has no obligation to inform any of the undersigned of such matters in the future or to seek acknowledgment of any of the undersigned or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Reaffirmation to be duly executed and delivered by its duly authorized officer on and as of the date of the Agreement.

[Signature Pages Follow]

DIGITAL DOMAIN,
a Delaware corporation

By:
Name:
Title:

DDH LAND HOLDINGS, LLC,
a Florida limited liability company

By:
Name:
Title:

DIGITAL DOMAIN INSTITUTE, INC.,
a Florida corporation

By:
Name:
Title:

DIGITAL DOMAIN STEREO GROUP, INC.,
a Florida corporation

By:
Name:
Title:

DDH LAND HOLDINGS II, LLC,
a Florida limited liability company

By:
Name:
Title:

DIGITAL DOMAIN INTERNATIONAL, INC.,
a Florida corporation

By:
Name:
Title:

Signature Page to Consent and Reaffirmation
(re Signature Page to Omnibus Consent and Agreement re Restructuring)

TRADITION STUDIOS, INC.,
a Florida corporation

By:
Name:
Title:

DIGITAL DOMAIN PRODUCTIONS, INC.,
a Delaware corporation

By:
Name:
Title:

MOTHERSHIP MEDIA, INC.,
a California corporation

By:
Name:
Title:

D2 SOFTWARE, INC.,
a Delaware corporation

By:
Name:
Title:

DD ENTERTAINMENT PRODUCTIONS, INC.,
a California corporation

By:
Name:
Title:

Signature Page to Consent and Reaffirmation
(re Signature Page to Omnibus Consent and Agreement re Restructuring)

INSTANT KARMA FILMS, LLC,
a California limited liability company

By:
Name:
Title:

DIGITAL DOMAIN PRODUCTIONS (VANCOUVER) LTD.,
a company organized under the laws of British Columbia

By:
Name:
Title:

DIGITAL DOMAIN PRODUCTIONS (SYDNEY) LTD.,
a company organized under the laws of Australia

By:
Name:
Title:

Signature Page to Consent and Reaffirmation
(re Signature Page to Omnibus Consent and Agreement re Restructuring)

CONSENT AND REAFFIRMATION
(TEXTOR)

The undersigned hereby (i) acknowledges receipt of a copy of the foregoing Omnibus Consent and Agreement re Restructuring (the “Agreement”); (ii) consents to Borrower’s execution and delivery of the Agreement; (iii) agrees to be bound by the Agreement to the extent it affects or pertains to the Textor Guaranty (as defined in the Term Credit Agreement) or the release provided by the undersigned pursuant to Section 7 of the Agreement; (iv) affirms that, except as expressly set forth in the Agreement, nothing contained in the Agreement shall modify in any respect whatsoever any Applicable Loan Document to which the undersigned is a party; and (v) reaffirms that all Applicable Loan Documents (except extent such documents have been terminated in accordance with Section 2 of the Agreement) to which the undersigned is a party shall continue to remain in full force and effect.  Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that Comvest has no obligation to inform the undersigned of such matters in the future or to seek acknowledgment of any of the undersigned or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

This Consent and Reaffirmation has been duly executed and delivered by the undersigned.  This Consent and Reaffirmation is the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy and/or insolvency laws and/or the rights of creditors generally.

IN WITNESS WHEREOF, the undersigned has caused this Consent and Reaffirmation to be duly executed and delivered on and as of the date of the Agreement.

JOHN TEXTOR

Signature Page to Consent and Reaffirmation
(re Signature Page to Omnibus Consent and Agreement re Restructuring)

Exhibit A

Closing Checklists

(See Attached)

Exhibit B

Estimated interest, fees and expenses

$399,647.01 with respect to accrued interest owing to Comvest (such amount is as of May 3, 2012 and will be increased to reflect interest through the closing date)

$250,000 ($150,000 of which was due and not paid as originally required on March 31, 2012 in connection with an earlier amendment, and $100,000 with respect to the April 15, 2012 amendment) with respect to prior amendment fees owing to Comvest

$255,000 with respect to fees and expenses owing to Goldberg Kohn Ltd. (this assumes a close on May 7, 2012 and would need to be updated if closing occurs thereafter), plus a deposit for post-close fees and expenses in the amount of $30,000

$6,947.10 with respect to fees owing to Fraser Milner Cagrain

$41,182.44 with respect to fees and expenses owing to Getzler Henrich

It is understood that the fees and expenses of Goodmans (Canadian counsel for Tenor, and which also did a limited amount of work for Comvest) would be settled directly by the Borrower with Goodmans

Signature Page to Consent and Reaffirmation
(re Signature Page to Omnibus Agreement re Term Loan Agreement, Revolving Loan Agreement and Convertible Note)